IDT Corporation

Investor Presentation

LD Micro Main Event

October 2021

Forward-Looking Statements



All statements in this presentation that are not purely about historical facts, including, but not limited to, those in which we use the words “believe,” “anticipate,” “expect,” “plan,” “intend,” “estimate, “target” and similar expressions, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.

While these forward-looking statements represent our current judgment of what may happen in the future, actual results may differ materially from the results expressed or implied by these statements due to numerous important factors.

Our filings with the SEC provide detailed information on such statements and risks, and should be consulted along with this presentation.

To the extent permitted under applicable law, IDT assumes no obligation to update any forward-looking statements.

IDT • At a Glance


Founded in 1990 by Howard Jonas
Headquarters: Newark, NJ
Approximately 1700 employees including 400 in research & development
IDT
Corporation
(NYSE: IDT)
Unified Cloud Communications
FinTech
Mobile Top-Up & Traditional Communications
Early Stage and Other Initiatives

90X

From $54 million to $4.9 BILLION[1] in 12 years

2009

$54 MM

Market cap at spin-off of IDW / CTM Media

$1.3 B

$38 MM

IDW MEDIA HOLDINGS

≅$210 MM in Dividends

Genie Energy + IDT

$2.35 B

STRAIGHTPATH

$174 MM

Genie Energy

RAFAEL Holdings, Inc.

$657 MM

ZEDGE

$180 MM

$1.4 B FY 2021 Revenue

+7.5%[3]

$161 MM Cash + Near Cash[4]

+$52 MM[5]

$0 Debt[6]

Consolidated Adjusted EBITDA[2] Less CAPEX


+87%
$70
$60
$50
$40
$30
$20
$10
$0
in millions
$15
$18
$12
$31
$58
FY 2017
FY 2018
FY 2019
FY 2020
FY 2021
Fiscal years ended July 31

net2phone

Cloud Communications

Differentiated Leader in the 'Sweet Spot' of Communications as a Service



Web Calling
Video
Integrations
User Portals
Voice
SMS/MMS
Messaging
Mobile App
Analytics

226,000 seats[6]

$47MM annualized revenue[7]

Massive global TAM with 25% CAGR[8]

Differentiator #1

net2phone

Exceptional and Sustainable Growth and Margins

46% Revenue growth[9]

83.5% Margin[10]



Revenue and Seats
Revenue in Millions
$13
$12
$11
$10
$9
$8
$7
$8
$9
$10
$11
$12
4Q20
1Q21
2Q21
3Q21
4Q21
220
195
170
145
120
Seats in housands
Subscription Revenue
Seats
Fiscal quarters for fiscal years ended July 31st

Differentiator #2

net2phone

Boots on the Ground - 9 Countries, Across 3 Continents

40% of the Global Communications as a Service Market is Abroad and Growing

44% YoY Growth[9]



Local offices:

Newark, NJ, US

Ottawa, Canada

Mexico City, Mexico

56% YoY Growth[9]



Local offices:

São Paulo, Brazil

Buenos Aires, Argentina

Bogotá, Colombia

Lima, Perú

Santiago, Chile

Recently Launched



Local offices:

Murcia, Spain

Differentiator #3

net2phone

A Leader in the SMB and Small Enterprise Global Marketplace

Built to Serve 99%
of the Global UCaaS Market



SMB Sweet Spot

- Fragmented market
- Aligned technology
- Condensed sales cycles
- Dynamic global market

Global UCaaS Market Growth[11]



$46 billion
$57 billion
$72 billion
$90 billion
$112 billion
$141 billion
2020
2021
2022
2023
2024
2025

Differentiator #4

net2phone

Focused SMB/Small Enterprise Multi-Channel Acquisition Approach

20+
Master
Agent Partners

5,000+
Channel
Partners

AGENT CHANNEL PARTNERS

- Trusted technology / telecom advisors
- Favor best **value** solution
- Higher average per customer seat counts / multiple clients

DIRECT CHANNEL

- Targets customers without advisors
- Favor plug and play solutions
- Higher average lifetime value

70+
Internal & Direct Sales
Team Members

Differentiator #5

net2phone

Continuous Release of Product Features, Functionality, and Service Enhancements Tailored to SMB and Small Enterprises

Huddle Video Conferencing



Features & Differentiators

- Web based
- Passcode protected
- Encrypted for security
- Support for 30 languages
- Single Sign On (SSO)
- Mobile App Compatible
- Calendar Integration
- Live Stream with YouTube
- Emoji Reactions
- Call Recording
- Virtual Backgrounds
- Noise Cancellation

***Coming soon* : Breakout Rooms and Freemium Access**

Customer Self On-Boarding



Native Contact Center



Integrations: Vertical & Macro

purplecloud
Pilot
blueC
slack
salesforce
zapier
ZOHO

Artificial Intelligence



Compliances & Certifications

HIPAA COMPLIANT
PCI DSS COMPLIANT

A Powerful Point-of-Sale Platform to Drive Independent Retailers’ Success

The Opportunity and Product Offering

Independently owned convenience, liquor and tobacco stores need modern store management technology

Underserved Market

The NRS solution is designed specifically to address the unique needs of the independent retailer, in contrast to the standard 'one-size-fits all' approach of other POS platforms.

Large Opportunity

Addressable market of 200K+ independent retailers, including 35K+ BOSS Revolution retailers

Full suite of software solutions for retailers

- Pricebook
- Inventory Management
- Store Statistics
- Loyalty Software
- Merchant App
- Vendor Management
- User Permissions
- Hardware Integration
- E-Commerce Web & App

Core Revenue Drivers

POS terminals provide multiple revenue streams

SaaS Fees

Retailers pay a recurring software subscription fee

Payment Processing

Retailers can utilize NRS PAY, an integrated payment processing solution



ADVERTISE WITH US
THOUSANDS
MILLIONS
CALL NOW 1-844-NRS-MEDIA
NRS PAY

Digital Out-of-Home (DOOH) Advertising

Advertisers purchase static and video ad impressions on customer-facing screens

Data Analytics

Data analytic companies, CPGs and distributors purchase transaction data

Marketplace Services

Retailers restock inventory from NRS retailers app. Consumers use app to place orders from retailers.

Platform Revenue Growth Powered by Multiple Offerings

76%
Revenue Growth [12]

14,000
Active Terminals[6]

5,600
Payment Processing Accounts[6]

For quarters of the fiscal year ended July 31st

	4Q20	1Q21	2Q21	3Q21	4Q21	% Change (4Q21-4Q20)
POS Terminals EOP (Active)	10,000	11,100	12,000	13,100	14,000	40%
NRS PAY Accounts	2,500	3,100	3,800	4,700	5,600	124%
Recurring Revenue (in thousands)						
Payment & other mercent services	$ 859	$ 1,263	$ 1,561	$ 2,116	$ 2,865	234%
SaaS Fees	596	669	757	856	950	59%
Advertising & Data	2,116	1,872	1,819	1,958	3,064	45%
Other Revenue						
Terminal Sales	1,105	1,126	1,080	1,454	1,338	21%
Total	**$ 4,676**	**$ 4,930**	**$ 5,217**	**$ 6,384**	**$ 8,217**	**76%**
Monthly Average Recurring Revenue per Terminal	$ 126	$ 120	$ 119	$ 131	$ 169	34%

Helping families to
share resources around the world

Money Transfer | **Leveraging Assets for Growth**

Leveraging strategic assets:

- Trusted BOSS Revolution brand
- 10 million BOSS ecosystem customers to cross sell
- High volume transaction platform
- Boss Revolution app ecosystem

Global remittance platform

- Origination in USA
- Focus on LATAM and Africa
- Payout in 306,000 locations in 37 countries

Omni Channel

- BOSS Revolution Money App and website
- BOSS Revolution Calling App
- BOSS Revolution retail network
- Wholesale money remittance gateway

Digital Transactions



Millions
8
6
4
2
0
0.3
1.2
2.5
4.3
6.2
2017
2018
2019
2020
2021
Fiscal years ended July 31st

Money Transfer | **Digital Platform Expansion**

Superior User Digital Experience

- BOSS Money App receives superlative reviews
- User rated 4.8 out of 5 stars in App Store
- Over 80% of customers are repeat users

Efficient Customer Acquisition

- Successful cross-selling to existing BOSS customers
- Sophisticated CRM campaigns

Acquisition driven through online and offline media and referrals

- Mariano Rivera and Jonathan Mensah - BOSS Revolution / IDT Brand Ambassadors


BOSS REVOLUTION MONEY
Send Money directly to
BANK ACCOUNTS
only
99¢


BOSS REVOLUTION MONEY
Send money to GHANA for $0 FEE!
Your next 4 money transfers are FREE
with Promo Code*: GH4FREE


BOSS REVOLUTION MONEY
I told my loved ones about the BOSS Revolution Money App, did you?
Refer a Friend* and GET
$10 FOR YOURSELF
and
$10 FOR YOUR FRIEND

Money Transfer | **Growth Runway**


Country Legend
Existing Destinations
Existing Send Country
New Send Countries
MEXICO
BRAZIL
PERU
BOLIVIA
CHILE
ARGENTINA
SPAIN
ALGERIA
LIBYA
EGYPT
MALI
NIGER
CHAD
SUDAN
NIGERIA
ETHIOPIA
KENYA
SOMALIA
DR CONGO
SOUTH AFRICA
TURKEY
IRAN
KAZAKHSTAN

Growth Runway

- Expand retail pay-in network
- Retail payout network growth
- Origination market expansion- Canada and UK to start
- Peer-to-peer transfers
- In country neo-banking services
- Expand wholesale payout network

Traditional Communications led by Mobile Top-Up

Traditional Communications · **Key Offerings**

A Market Leader in Mobile Top-Up and International Long Distance Calling

IDT Mobile Top-Up

U.S. customers can recharge mobile accounts in 100+ countries

$462 MM
Revenue

BOSS REVOLUTION

International calling serving ~3MM customers in the USA

$455 MM
Revenue

IDT Carrier Services

Terminates & manages international traffic for telecoms globally

$361 MM
Revenue

FY 2021 Revenue[13] = $1,329 MM

What's **Mobile Top Up?**

IDT Mobile Top-Up


Receiver Phone #
App
Web
Kiosk
IDT Global MTU Partner Network
170+ Carriers
100+ Countries
1,600+ Products
MTN
Top Up
Data
Minutes
Texts
Content
Sender
Receiver

Simple · Instant · Secure · Targeted · Value

Mobile Top Ups | **Rapid Topline Growth**

IDT Mobile Top-Up

41%
Revenue growth[14]

1.2 MM
Customers[15]



Revenue
Millions
$150
$125
$100
$75
$97
$96
$97
$133
$137
4Q20
1Q21
2Q21
3Q21
4Q21
Fiscal quarters for fiscal years ended July 31st

Regional Momentum

Investing in high growth corridors
- Africa (100%+YoY)
- Caribbean (40%+ YoY).

New Products

Global demand for Internet access driving data-heavy packages worldwide. Growing at 56% YoY.

Unique Omni Channel

Broad channel mix leads to improving sales, margins and acquisition costs.

Expansion Opportunities

Canada, UK, Spain, Germany and beyond.

Beyond Mobile Top Ups | **A Global Value Strategy**

IDT Mobile Top-Up



Content & Subscriptions
eGIfts
Airtime & Data
IDT Hub
IDT
Retail Point of Sales
Apps
Web
Self Service
API

A **Global Portfolio of Lifestyle Value Added Services**, all delivered in real-time via our secure platform, direct to the recipient's phone.

Value Creation

Valuation - Sum of the Parts Suggests Potential Upside[16]

NATIONAL RETAIL SOLUTIONS

POS Network

Q4 FY21 Annualized Revenue = $33MM
Industry Multiples = 15x - 20x
IDT's Ownership = 80.5%
Implied = $397MM - $529MM

BOSS REVOLUTION MONEY TRANSFER

Money Transfer

Q4 FY21 Annualized Revenue = $44MM
Industry Multiples = 5x - 7.5x
IDT's Ownership = 100%
Implied = $218MM - $327MM

net2phone

Unified Communications

Q4 FY21 Annualized Subscription Revenue = $47MM
Industry Multiples = 5x - 10x
IDT's Ownership = 86.4%
Implied = $202MM - $403MM

Traditional Communications & Corporate Overhead

FY 2021 Adjusted EBITDA[1] less CAPEX = $76MM
Free cash flow multiple = 7.5x - 10x
IDT's Ownership = 100%
Implied = $572MM - $763MM

=

Opportunity

Implied EV/share[2]: $54 -$78
Current EV/share[2]: $44

Also: Abundant NOL's ($146 million - domestic; $82 million - foreign)

Thank You

Footnotes

(1) Market capitalizations at market close on October 8, 2021 except Straight Path Communications, which was sold to Verizon for net proceeds of $184 per share or $2.35 billion in aggregate in 2018

(2) Throughout this presentation, Adjusted EBITDA is a Non-GAAP measure intended to provide useful information that supplements IDT's or the relevant segment's results in accordance with GAAP. Please refer to the Non-GAAP Reconciliation of Financial Measures at the end of this presentation for an explanation of these terms and their respective reconciliations to the most directly comparable GAAP measure.

(3) Fiscal year 2021 compared to fiscal year 2020 for the twelve months ended July 31st

(4) At July 31, 2021. Cash + near cash includes unrestricted cash, cash equivalents, debt securities and unrestricted current equity investments.

(5) At July 31, 2021 compared to July 31, 2020.

(6) At July 31, 2021

(7) Fiscal 4Q21 subscription revenue, x4

(8) Source: Frost & Sullivan

(9) Fiscal 4Q21 subscription revenue compared to fiscal 4Q20 subscription revenue

(10) Subscription revenue less direct cost of subscription revenue for fiscal 4Q21

(11) Sources: International Data Corporation (IDC) Worldwide Quarterly Unified Communications & Collaboration, Allied Market Research, Global Market Insights, MIT, Nemertes Research, Nemertes Research, Apigee

(12) Enterprise value (EV) per share is (market cap at 10/8/2021 plus IDT non-controlling interest (1.75 MM) plus debt ($0) less IDT unrestricted cash, cash equivalents, debt securities and unrestricted current equity investments ($161.4 MM) divided by (25.8 million) shares outstanding. All figures are as of July 31, 2021 except market cap.

Footnotes, continued

(13) Traditional Communications total revenue for fiscal 2021, the twelve months ended July 31, 2021. Total includes revenue from other, smaller businesses.
(14) Q4 fiscal 2021 compared to Q4 fiscal 2020 for the three months ended July 31st
(15) Average number of unique customers per month during Q4 fiscal 2021, the three months ended July 31, 2021
(16) Industry multiples and the free cash flow multiple are based on the company's estimation of valuation multiples received for the nearest comparable companies in the industry. Investors should conduct their own, independent analysis before making investment decisions.

Non-GAAP Reconciliation

Non-GAAP Reconciliation

Adjusted EBITDA less CAPEX is a financial metric, which is calculated by deriving Adjusted EBITDA as described below and subtracting capital expenditures in accordance with generally accepted accounting principles in the United States of America (GAAP) as reported in the consolidated statements of cash flows. Management uses Adjusted EBITDA less CAPEX to evaluate the level of capital investment needed to support operations, and as a reasonable proxy for the cash generated by IDT's businesses. Because IDT's capital expenditures reflect an allocation of capital for longer term growth, IDT seeks to strike an appropriate balance between near-term and long-term financial performance as reflected in Adjusted EBITDA less CAPEX. IDT's measurement of Adjusted EBITDA less CAPEX may not be comparable to similarly titled measures reported by other companies.

Monthly Average Recurring Revenue per Terminal is also a financial metric, which is calculated by dividing NRS' revenue in accordance with GAAP during a period, excluding revenue from terminal sales, by the average number of active POS terminals during the period. The result is divided by three when the period is a fiscal quarter. The average number of active POS terminals is calculated by adding the beginning and ending number of active POS terminals during the period and dividing by two. Monthly Average Recurring Revenue per Terminal is useful for comparisons of NRS' revenue per customer to prior periods and to competitors and others in the market, as well as for forecasting future revenue from the customer base.

IDT's Adjusted EBITDA is a non-GAAP measure. Generally, a non-GAAP measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP.

IDT's measure of Adjusted EBITDA consists of revenue less direct cost of revenues and selling, general and administrative expense. Another way of calculating Adjusted EBITDA is to start with income (loss) from operations, add depreciation and amortization, severance expense, and other operating expense, and deduct other operating gains. These additions and subtractions are non-cash and/or non-routine items in the relevant fiscal periods.

Management believes that IDT's Adjusted EBITDA provides useful information to both management and investors by excluding certain expenses and non-routine gains and losses that may not be indicative of IDT's or the relevant segment's core operating results. Management uses Adjusted EBITDA, among other measures, as a relevant indicator of core operational strengths in its financial and operational decision making.

In addition, management uses Adjusted EBITDA to evaluate operating performance in relation to IDT's competitors. Disclosure of these financial measures may be useful to investors in evaluating performance and allows for greater transparency to the underlying supplemental information used by management in its financial and operational decision-making. In addition, IDT has historically reported similar financial measures and believes such measures are commonly used by readers of financial information in assessing performance, therefore the inclusion of comparative numbers provides consistency in financial reporting

Non-GAAP Reconciliation, continued

Management refers to Adjusted EBITDA, as well as the GAAP measures income (loss) from operations and net income (loss), on a segment and/or consolidated level to facilitate internal and external comparisons to the segments' and IDT's historical operating results, in making operating decisions, for budget and planning purposes, and to form the basis upon which management is compensated.

While depreciation and amortization are considered operating costs under GAAP, these expenses primarily represent the non-cash current period allocation of costs associated with long-lived assets acquired or capitalized in prior periods. IDT's Adjusted EBITDA, which is exclusive of depreciation and amortization, is a useful indicator of its current performance.

Severance expense is excluded from the calculation of Adjusted EBITDA. Severance expense is reflective of decisions made by management in each period regarding the aspects of IDT's and its segments' businesses to be focused on in light of changing market realities and other factors. While there may be similar charges in other periods, the nature and magnitude of these charges can fluctuate markedly and do not reflect the performance of IDT's core and continuing operations.

Other operating (expense) gain, net, which is a component of income (loss) from operations, is excluded from the calculation of Adjusted EBITDA. Other operating (expense) gain, net includes accruals for non-income related taxes related to one of IDT's foreign entities, a gain from the sale of IDT's rights under a class action lawsuit, expense for the indemnification of a net2phone cable telephony customer related to patent infringement claims brought against the customer, legal fees net of insurance claims related to Straight Path Communications Inc.'s stockholders' putative class action and derivative complaint, expense for other legal matters, gains on sales of certain assets, and the write-off of certain assets. From time-to-time, IDT may have gains or incur costs related to non-routine legal and tax matters, and write-off of assets, however, these various items generally do not occur each quarter. IDT believes the gain and losses from these non-routine matters are not components of IDT's or the relevant segment's core operating results.

The other calculation of Adjusted EBITDA consists of revenue less direct cost of revenues and selling, general and administrative expense. As the other excluded items are not reflected in this calculation, they are excluded automatically and there is no need to make additional adjustments. This calculation results in the same Adjusted EBITDA amount and its utility and significance is as explained above.

Adjusted EBITDA should be considered in addition to, not as a substitute for, or superior to, income (loss) from operations, cash flow from operating activities, net income (loss), or other measures of liquidity and financial performance prepared in accordance with GAAP. In addition, IDT's Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies.

Following is a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure, which is income (loss) from operations for IDT's reportable segments and IDT on a consolidated basis

FINANCIALS · **Non-GAAP Reconciliation**

Reconciling Adjusted EBITDA to Income (Loss) from Operations
for IDT Consolidated
(slide 5)
(USD in millions)

	FY 2017	FY 2018	FY 2019	FY 2020	FY 2021
Adjusted EBITDA	38	38	31	47	74
Depreciation and amortization	(22)	(23)	(23)	(20)	(18)
Severance expense		(5)	(1)	(4)	
Other operating (expense) gain, net	(10)	(2)	(8)	(5)	1
Income (loss) from operations	6	8	(1)	18	57

Adjusted EBITDA	38	38	31	47	74
CAPEX	(23)	(21)	(19)	(16)	(17)
Adjusted EBITDA less CAPEX	15	18	12	31	58

Reconciling Adjusted EBITDA to Income (Loss) from Operations
(slide 28)
for Traditional Communications + Corporate
Fiscal 2021
(USD in millions)

	Traditional Communications	Corporate	Combined
Adjusted EBITDA	90.8	(7.5)	83.3
Depreciation and amortization	(11.0)	(0.1)	(11.1)
Severance expense	(0.5)		(0.5)
Other operating gain	0.6	0.2	0.8
Income (loss) from operations	80.0	(7.4)	72.6